UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2012



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2012


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

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       ANNUAL REPORT
       USAA GROWTH & INCOME FUND
       FUND SHARES o ADVISER SHARES
       JULY 31, 2012

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

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PRESIDENT'S MESSAGE

"ALTHOUGH INDIVIDUAL CIRCUMSTANCES MAY VARY,
WE BELIEVE THAT INVESTORS SHOULD MAINTAIN A        [PHOTO OF DANIEL S. McNAMARA]
PORTFOLIO WITH A LONG-TERM PERSPECTIVE."

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AUGUST 2012

The more things change, the more they stay the same. Investors, who were worried during the summer of 2011 about Europe and a U.S. government shutdown, found themselves worrying at the end of the reporting period about Europe and the U.S. "fiscal cliff." Overhanging it all -- the persistent slow-growth trajectory of the U.S. economy.

At the beginning of the reporting period, the U.S. economy appeared to be gaining strength, as it rebounded from an earlier slowdown. Though weaker-than-expected data surprised the markets in the fall of 2011, economic conditions -- including the level of unemployment -- seemed to improve during the winter. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. In fact, despite hopes that U.S. economic activity would accelerate during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward without permanently improving the U.S. economic outlook.

Meanwhile, politics have delayed what is expected to be a rancorous debate in Congress over another increase in the nation's debt ceiling. There also is concern about the "fiscal cliff." Unless Congress acts, $1.2 trillion in tax hikes and spending cuts, including a large reduction in military spending, will automatically take effect in 2013.

The European sovereign debt crisis also continues to roil the markets. For the last three years, market sentiment has been at the mercy of events in the European Union (EU). As yet, a lasting solution remains elusive. Policymakers have taken only incremental steps to buy time for the EU's weakest members to regain fiscal balance. Many of these nations, including Greece, Spain, and Italy, are weighed down by a staggering amount of debt.

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

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The uncertainty has driven a risk-on, risk-off trade in which investors shift back and forth between riskier asset classes, such as stocks and safe-haven investments, such as U.S. Treasuries. When investors are optimistic, they seek out riskier asset classes. When they are fearful, they generally favor safe-haven securities.

In the midst of this turmoil, U.S. stocks posted solid results. Indeed, compared to many other asset classes, U.S. equity performance has been outstanding. During the reporting period, the S&P 500(R) Index recorded a gain of about 9%. Still, many observers have been disappointed; stocks have not generated the larger returns they anticipated. Although individual circumstances may vary, we believe that investors should maintain a portfolio with a long-term perspective.

Fixed-income securities appear to have returned to their traditional role as an income generator. Though bonds have delivered robust returns in recent years, we don't believe they will have the same kind of performance going forward. Furthermore, the strong price appreciation also has implications for bonds' income potential. As bond prices increased, their yields dropped near record lows. In this environment, we feel it's more important than ever to have a team of experienced bond managers working on your behalf, seeking to enhance the income you receive from your USAA fixed-income funds. Both our equity and fixed-income managers will continue working hard to meet your investment needs.

From all of us at USAA Asset Management Company, I'd like to thank you for your continued investment in our family of no-load mutual funds. We are proud of what we have been able to accomplish in all kinds of market environments.

Sincerely,

/s/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Mutual fund operating expenses apply and continue throughout the life of the fund.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            14

    Report of Independent Registered Public Accounting Firm                  15

    Portfolio of Investments                                                 16

    Notes to Portfolio of Investments                                        29

    Financial Statements                                                     30

    Notes to Financial Statements                                            33

EXPENSE EXAMPLE                                                              52

ADVISORY AGREEMENTS                                                          54

TRUSTEES' AND OFFICERS' INFORMATION                                          62

The opinions expressed herein should not be considered as promises or advice and are applicable only through the period on the front of this report. The risks of investing in your fund are listed within its prospectus.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA GROWTH & INCOME FUND (THE FUND) IS AN EQUITY FUND WITH AN INVESTMENT OBJECTIVE OF CAPITAL GROWTH AND A SECONDARY INVESTMENT OBJECTIVE OF CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issue in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.                Wellington Management Company, LLP
   AZIZ V. HAMZAOGULLARI, CFA                    MATTHEW E. MEGARGEL, CFA
                                                 FRANCIS J. BOGGAN, CFA
Barrow, Hanley, Mewhinney & Strauss, Inc.        JEFF L. KRIPKE
   MARK GIAMBRONE, CPA
   JAMES P. BARROW                            UBS Global Asset Management
   RAY NIXON, Jr.                             (Americas) Inc.*
   ROBERT J. CHAMBERS, CFA                       JOHN C. LEONARD, CFA
   TIMOTHY J. CULLER, CFA                        THOMAS J. DIGENAN, CFA, CPA

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o HOW DID THE USAA GROWTH & INCOME FUND (THE FUND SHARES) PERFORM?

  At the end of the reporting period, the Fund Shares had a total return of 2.28%. This compares to returns of 7.33% for the Russell 3000(R) Index (the Index) and 1.73% for the Lipper Multi-Cap Core Funds Index.

  The Fund has four subadvisers. Wellington Management Company, LLP (Wellington Management) manages in a core style against the Index. UBS Global Asset Management (Americas) Inc. (UBS) uses a core U.S. large-cap equity strategy, also managing against the Index. Barrow, Hanley, Mewhinney & Strauss, Inc.
  (BHMS) is a value-oriented manager, managing against the Russell 3000(R) Value Index. Loomis, Sayles & Company L.P. (Loomis Sayles) is a growth-oriented manager, managing against the Russell 3000(R) Growth Index.

  Refer to page 9 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

  *Effective March 30, 2012, Thomas Cole no longer serves as a portfolio manager for UBS.

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2  | USAA GROWTH & INCOME FUND

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o HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

  For the reporting period, the Wellington Management portfolio trailed the Index primarily due to weak stock selection in energy, consumer discretionary, and health care, which more than offset strong selection in the telecommunications services, consumer staples, and utilities areas. Sector allocation, a result of bottom-up stock selection, also detracted from relative return, primarily due to an underweight to the strong performing utilities and consumer staples sectors. The largest detractors from benchmark-relative return included ITT Education Services, Inc.; mining equipment manufacturer Joy Global, Inc.; and energy exploration and production company Whiting Petroleum Corp. Top absolute detractors also included the U.S.-based coal producer Alpha Natural Resources, Inc. Top contributors to benchmark-relative performance included the technology company Apple, Inc. (Apple), WESCO International, Inc., and Flowserve Corp. AT&T, Inc. was among the largest absolute contributors.

o HOW IS WELLINGTON MANAGEMENT POSITIONED?

  During the period, we reduced the portfolio's cyclical and volatility exposure. However, we do not want to become defensively positioned at this point of extreme risk aversion on the part of investors. We believe that the portfolio's exposure to risk factors is within an appropriate range from a risk control and style point of view, and we are comfortable with the balanced nature of our current positioning from an active management perspective. We still believe that the currently high safety correlations within the market will reverse course in 2013. Investors have multiple worries at this point: recession in Europe, slow growth in the United States, and a deceleration in China. We do believe that the ultimate fear underpinning the market is the possibility of a replay of the 2008 financial crisis -- global in nature, with its epicenter in Europe. However, we do not foresee any seizing up of the financial system such as occurred in 2008. At the end of

  Alpha Natural Resources, Inc. was sold out of the Fund prior to July 31, 2012.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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  the period, our largest overweights were to information technology, consumer discretionary, and health care, while we remain underweight financials, utilities, and materials relative to the Index.

o HOW DID THE UBS PORTION PERFORM?

  For the reporting period, the UBS portfolio underperformed the Index, as weak stock selection in consumer discretionary, financials, energy, and telecommunications offset stronger performance within health care. Sector positioning also subtracted from relative return. Individual detractors from performance included Ultra Petroleum Corp., a U.S. natural gas producer; NII Holdings, Inc., "B" a wireless telecom provider with large exposure to the Brazilian market; and Citigroup, Inc., a large financial services company. The portfolio's top contributors included Pharmasset, Inc. (Pharmasset), a biotechnology company with an anti-virus for hepatitis in its development pipeline. Shares of Pharmasset rocketed on news that Gilead Sciences, Inc., the largest producer of human immunodeficiency virus (known as "HIV") medicines, had agreed to purchase the company. Skyworks Solutions, Inc., which produces wireless handset chips for Apple's iPhone, was another large contributor.

o HOW IS UBS POSITIONED?

  Our portion of the portfolio remains focused on stock selection, with sector positioning driven primarily by bottom-up selection. Our portfolio is somewhat aggressively positioned overall. We are underweight in the consumer staples and telecommunication sectors. We also are overweight in the health care sector. In health care, stock selection within biotechnology has been strong, and we continue to find solid opportunity in this area. We also see attractive valuations within the financials sector and expect more clarity regarding the regulatory environment for financials going forward. Many of our holdings are

  Pharmasset, Inc. was acquired by Gilead Sciences, Inc. as of January 18, 2012.

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4  | USAA GROWTH & INCOME FUND

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  trading at a substantial discount to tangible book value. Energy stocks currently provide us with attractive opportunity in energy equipment as well as in exploration and production. Additionally, company managements across the board are currently expressing concern over the impending "fiscal cliff," which refers to a significant reduction in the budget deficit and corresponding slowing of the economy if specific laws are allowed to automatically expire or go into effect at the end of 2012. In the short-term, corporate capital expenditure will probably be reduced because of this.

o HOW DID THE VALUE-ORIENTED BHMS PORTION PERFORM?

  In keeping with BHMS' bottom-up approach to investing, the Fund's relative performance was impacted most by stock selection as opposed to sector allocation. In particular, selection was positive within the financial, consumer staples, and energy sectors. This was offset by negative stock selection within the health care and consumer discretionary sectors. Within financials, performance has been helped by our focus on companies positioned to benefit from a gradually improving consumer credit environment. These include firms such as Capital One Financial Corp., Wells Fargo & Co., Discover Financial Services, and American Express Co. By contrast, two other financial holdings, Citigroup, Inc. and Bank of America Corp., were among the leading individual detractors for the period, as investors focused on the potential impact of the European debt crisis.

o WHAT IS BHMS' OUTLOOK?

  We expect macroeconomic events to continue to be the principal driver of stock prices in the coming months. In particular, conditions in Europe will most likely spur market volatility for some time to come. In the United States, there is no shortage of uncertainty with growth estimates trimmed, an election looming, and a bargain yet to be struck to avert dramatic spending cuts and tax increases scheduled to take effect at the start of 2013. We will continue to take a bottom-up approach to

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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  selecting stocks that emphasize individual company valuations and fundamentals. The portfolio has been positioned for a continued gradual improvement in the economy, with a tilt toward companies in economically-sensitive sectors that have been trading at inexpensive valuations by historical standards. We believe that these stocks should outperform as the markets eventually return to a focus on individual company fundamentals.

o HOW DID THE GROWTH-ORIENTED LOOMIS SAYLES PORTION PERFORM?

  Our portion of the Fund posted a positive return that fell short of its benchmark during the reporting period. Our objective is to invest in high-quality businesses with a sustainable competitive advantage and profitable growth that trade at a significant discount to intrinsic value. Stock selection in the consumer staples, financials, and consumer discretionary sectors detracted most from relative performance. Our underweight position in the energy sector contributed positively to relative return.

  On an individual stock level, top positive contributors included Visa, Inc. "A", Amgen, Inc., and VistaPrint N.V. Detractors included Blue Nile, Inc., Expeditors International of Washington, Inc., and Schlumberger Ltd. During the period, we initiated new positions in Compass Minerals International, Inc., ARM Holdings plc ADR, Autodesk, Inc., Facebook, Inc. "A", SABMiller plc ADR, and HomeAway, Inc. We also added to a number of existing portfolio positions during the period, including Greenhill & Co., Inc., Blue Nile, Inc., Danone S.A. ADR, and Oracle Corp., as we took advantage of price weakness spurred by what we believe to be short-term concerns. We think that these companies possess strong and durable competitive advantages with secular growth drivers and low embedded expectations, creating potential long-term investment opportunities. We also sold a number of companies from the portfolio as they reached their intrinsic value, including Omnicom Group, Inc.

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6  | USAA GROWTH & INCOME FUND

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o HOW IS LOOMIS SAYLES POSITIONED?

  Our investment process is characterized by bottom-up fundamental research and a long-term time horizon. The nature of our process -- where sector positioning is derived from our fundamental research -- has provided lower portfolio turnover historically. As of period end, this has resulted in overweight positions in the information technology and financials sectors, with underweights to industrials, consumer discretionary, consumer staples, health care, and materials sectors. In line with our investment process, we avoid making investment decisions based on macroeconomic factors, and remain committed to our long-term investment approach, with a focus on bottom-up company fundamentals.

  On behalf of USAA Asset Management Company, we thank you for your investment in the Fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (FUND SHARES) (Ticker Symbol: USGRX)

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                                          7/31/12                   7/31/11
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
Net Assets                            $1,152.5 Million          $1,153.2 Million
Net Asset Value Per Share                  $15.44                    $15.24

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/12
--------------------------------------------------------------------------------
  1 Year                              5 Years                         10 Years
   2.28%                               -0.84%                           5.20%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/11*
--------------------------------------------------------------------------------

                                      0.98%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2011, AND
IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY
DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH
EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA GROWTH & INCOME FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]



                  RUSSELL 3000        LIPPER MULTI-CAP           USAA GROWTH &
                      INDEX           CORE FUNDS INDEX        INCOME FUND SHARES
 7/31/2002         $10,000.00            $10,000.00               $10,000.00
 8/31/2002          10,047.24             10,063.26                10,034.15
 9/30/2002           8,991.57              9,137.82                 9,029.78
10/31/2002           9,707.54              9,716.40                 9,644.98
11/30/2002          10,294.96             10,308.09                10,335.37
12/31/2002           9,712.93              9,715.79                 9,693.37
 1/31/2003           9,475.26              9,551.73                 9,406.21
 2/28/2003           9,319.38              9,386.83                 9,245.12
 3/31/2003           9,417.38              9,417.19                 9,296.73
 4/30/2003          10,186.38             10,149.57                 9,983.81
 5/31/2003          10,801.27             10,835.94                10,593.78
 6/30/2003          10,947.04             10,997.72                10,796.33
 7/31/2003          11,198.16             11,210.21                11,055.89
 8/31/2003          11,446.31             11,554.92                11,294.41
 9/30/2003          11,322.04             11,401.22                11,130.99
10/31/2003          12,007.25             12,080.23                11,861.35
11/30/2003          12,172.63             12,268.84                12,036.91
12/31/2003          12,729.41             12,758.00                12,525.90
 1/31/2004          12,994.95             13,057.74                12,701.63
 2/29/2004          13,170.02             13,260.55                12,898.44
 3/31/2004          13,013.69             13,110.03                12,714.31
 4/30/2004          12,744.61             12,834.01                12,489.28
 5/31/2004          12,929.83             12,987.72                12,643.99
 6/30/2004          13,186.81             13,275.22                13,006.89
 7/31/2004          12,688.15             12,730.91                12,465.23
 8/31/2004          12,740.40             12,721.54                12,401.92
 9/30/2004          12,936.24             12,993.58                12,615.84
10/31/2004          13,148.71             13,189.61                12,721.44
11/30/2004          13,759.94             13,851.70                13,362.09
12/31/2004          14,250.23             14,338.75                13,857.91
 1/31/2005          13,870.68             14,012.54                13,557.15
 2/28/2005          14,176.02             14,295.85                13,805.28
 3/31/2005          13,936.25             14,071.08                13,584.39
 4/30/2005          13,633.46             13,688.06                13,298.40
 5/31/2005          14,150.05             14,248.54                13,787.59
 6/30/2005          14,248.90             14,405.43                13,853.71
 7/31/2005          14,833.46             15,016.06                14,433.77
 8/31/2005          14,692.05             14,947.69                14,418.71
 9/30/2005          14,820.59             15,081.96                14,513.77
10/31/2005          14,543.02             14,770.12                14,166.94
11/30/2005          15,108.74             15,338.58                14,777.65
12/31/2005          15,122.31             15,517.60                14,813.24
 1/31/2006          15,627.56             16,093.95                15,326.81
 2/28/2006          15,655.34             16,029.97                15,222.49
 3/31/2006          15,925.96             16,387.24                15,362.83
 4/30/2006          16,098.74             16,590.25                15,563.70
 5/31/2006          15,583.31             16,015.56                14,816.45
 6/30/2006          15,610.89             15,968.36                14,843.18
 7/31/2006          15,596.27             15,777.00                14,609.62
 8/31/2006          15,977.80             16,150.40                14,746.53
 9/30/2006          16,335.46             16,497.19                15,230.55
10/31/2006          16,923.50             17,110.91                15,706.51
11/30/2006          17,291.72             17,516.16                16,150.20
12/31/2006          17,498.81             17,712.04                16,228.29
 1/31/2007          17,831.88             18,098.09                16,704.54
 2/28/2007          17,539.36             17,859.55                16,416.99
 3/31/2007          17,721.92             18,047.81                16,695.55
 4/30/2007          18,429.85             18,749.70                17,243.68
 5/31/2007          19,101.48             19,451.69                18,079.36
 6/30/2007          18,743.74             19,283.25                17,899.64
 7/31/2007          18,104.53             18,666.30                17,306.58
 8/31/2007          18,364.41             18,786.83                17,459.34
 9/30/2007          19,033.92             19,441.58                18,097.33
10/31/2007          19,383.08             19,833.39                18,681.41
11/30/2007          18,510.48             18,942.17                17,890.66
12/31/2007          18,398.46             18,769.35                17,769.02
 1/31/2008          17,283.30             17,715.27                16,533.91
 2/29/2008          16,746.49             17,248.49                15,942.30
 3/31/2008          16,647.27             17,005.76                15,713.96
 4/30/2008          17,479.78             17,860.48                16,616.94
 5/31/2008          17,837.88             18,298.22                17,042.48
 6/30/2008          16,365.89             16,839.33                15,726.43
 7/31/2008          16,235.36             16,592.91                15,445.61
 8/31/2008          16,487.51             16,751.29                15,570.42
 9/30/2008          14,937.29             14,883.51                13,936.22
10/31/2008          12,288.01             12,071.91                11,299.07
11/30/2008          11,318.01             11,018.42                10,246.30
12/31/2008          11,534.53             11,365.20                10,402.67
 1/31/2009          10,566.54             10,561.47                 9,628.23
 2/28/2009           9,459.64              9,584.48                 8,759.59
 3/31/2009          10,288.25             10,358.50                 9,498.89
 4/30/2009          11,370.92             11,700.13                10,569.48
 5/31/2009          11,977.64             12,421.67                11,136.27
 6/30/2009          12,018.45             12,410.51                11,036.57
 7/31/2009          12,953.91             13,439.99                11,930.01
 8/31/2009          13,416.78             13,898.12                12,339.94
 9/30/2009          13,978.89             14,528.53                12,933.72
10/31/2009          13,619.36             14,103.75                12,639.06
11/30/2009          14,393.26             14,873.23                13,375.72
12/31/2009          14,803.43             15,377.20                13,759.53
 1/31/2010          14,269.80             14,811.39                13,221.80
 2/28/2010          14,753.57             15,310.28                13,727.90
 3/31/2010          15,683.44             16,252.09                14,575.57
 4/30/2010          16,021.90             16,568.39                14,828.87
 5/31/2010          14,756.21             15,264.58                13,604.57
 6/30/2010          13,907.91             14,503.72                12,782.43
 7/31/2010          14,873.43             15,441.89                13,807.98
 8/31/2010          14,173.29             14,752.70                13,036.17
 9/30/2010          15,511.49             16,098.83                14,371.42
10/31/2010          16,117.63             16,779.45                14,932.72
11/30/2010          16,210.68             16,841.07                14,953.90
12/31/2010          17,309.59             17,934.27                15,951.50
 1/31/2011          17,687.66             18,363.65                16,291.12
 2/28/2011          18,331.63             18,996.16                16,758.10
 3/31/2011          18,414.32             19,079.11                16,737.99
 4/30/2011          18,962.42             19,636.72                17,311.86
 5/31/2011          18,746.05             19,364.84                17,099.32
 6/30/2011          18,409.39             19,022.79                16,768.00
 7/31/2011          17,987.82             18,575.54                16,225.04
 8/31/2011          16,908.64             17,254.71                15,181.69
 9/30/2011          15,596.60             15,782.57                13,924.67
10/31/2011          17,391.66             17,527.28                15,631.91
11/30/2011          17,344.65             17,424.25                15,503.87
12/31/2011          17,487.21             17,430.71                15,548.75
 1/31/2012          18,369.67             18,384.98                16,458.34
 2/29/2012          19,146.76             19,180.41                17,175.32
 3/31/2012          19,737.38             19,634.35                17,623.26
 4/30/2012          19,607.92             19,446.37                17,323.11
 5/31/2012          18,395.78             18,114.12                15,961.70
 6/30/2012          19,116.26             18,726.80                16,465.32
 7/31/2012          19,305.61             18,897.55                16,594.29

                                   [END CHART]

                          Data from 7/31/02 to 7/31/12.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA GROWTH & INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USGIX)

--------------------------------------------------------------------------------
                                          7/31/12                      7/31/11
--------------------------------------------------------------------------------
Net Assets                             $6.2 Million                 $6.2 Million
Net Asset Value Per Share                 $15.42                       $15.22

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/12
--------------------------------------------------------------------------------
  1 Year                                               Since Inception 8/01/10
   2.02%                                                        8.16%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/11*
--------------------------------------------------------------------------------
  Before Reimbursement    1.83%                   After Reimbursement    1.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIOS REPRESENT THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2011, AND ARE CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. USAA ASSET MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES SO THAT THE TOTAL EXPENSES OF THE ADVISER SHARES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.30% OF THE ADVISER SHARES' AVERAGE NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2012. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  RUSSELL 3000       LIPPER MULTI-CAP       USAA GROWTH & INCOME
                      INDEX          CORE FUNDS INDEX        FUND ADVISER SHARES
 7/31/2010         $10,000.00           $10,000.00               $10,000.00
 8/31/2010           9,529.27             9,553.69                 9,242.88
 9/30/2010          10,429.00            10,425.42                10,181.90
10/31/2010          10,836.53            10,866.19                10,572.36
11/30/2010          10,899.09            10,906.09                10,594.88
12/31/2010          11,637.93            11,614.04                11,294.92
 1/31/2011          11,892.12            11,892.10                11,535.56
 2/28/2011          12,325.09            12,301.71                11,858.92
 3/31/2011          12,380.68            12,355.43                11,843.03
 4/30/2011          12,749.19            12,716.53                12,249.34
 5/31/2011          12,603.72            12,540.46                12,091.33
 6/30/2011          12,377.37            12,318.96                11,856.29
 7/31/2011          12,093.93            12,029.32                11,464.60
 8/31/2011          11,368.35            11,173.96                10,726.40
 9/30/2011          10,486.22            10,220.62                 9,836.31
10/31/2011          11,693.10            11,350.48                11,035.68
11/30/2011          11,661.50            11,283.76                10,945.16
12/31/2011          11,757.35            11,287.94                10,972.69
 1/31/2012          12,350.66            11,905.91                11,615.47
 2/29/2012          12,873.13            12,421.03                12,114.58
 3/31/2012          13,270.23            12,714.99                12,431.21
 4/30/2012          13,183.19            12,593.26                12,211.66
 5/31/2012          12,368.22            11,730.51                11,257.74
 6/30/2012          12,852.62            12,127.27                11,605.29
 7/31/2012          12,979.93            12,237.85                11,696.32

                                   [END CHART]

                      Data from 7/31/10 to 7/31/12.*

                      See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Adviser Shares to the benchmarks.

*The performance of the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2012
                                (% of Net Assets)

Apple, Inc. ..............................................................  3.1%
Amazon.com, Inc. .........................................................  1.7%
Wells Fargo & Co. ........................................................  1.7%
Google, Inc. "A" .........................................................  1.6%
Oracle Corp. .............................................................  1.4%
JPMorgan Chase & Co. .....................................................  1.4%
Philip Morris International, Inc. ........................................  1.4%
Cisco Systems, Inc. ......................................................  1.4%
Merck & Co., Inc. ........................................................  1.3%
Exxon Mobil Corp. ........................................................  1.3%

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

                    o SECTOR ASSET ALLOCATION -- 7/31/2012 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                     22.9%
FINANCIALS                                                                 17.7%
HEALTH CARE                                                                14.0%
CONSUMER DISCRETIONARY                                                     10.5%
INDUSTRIALS                                                                10.1%
ENERGY                                                                      9.8%
CONSUMER STAPLES                                                            6.7%
UTILITIES                                                                   2.6%
MATERIALS                                                                   2.2%
TELECOMMUNICATION SERVICES                                                  2.0%
EXCHANGE-TRADED FUNDS*                                                      0.3%
MONEY MARKET INSTRUMENTS                                                    1.2%

* Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-28.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

100.00% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2012, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $18,000 as qualifying interest income.

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 21, 2012

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.8%)

             COMMON STOCKS (98.5%)

             CONSUMER DISCRETIONARY (10.5%)
             ------------------------------
             APPAREL RETAIL (0.4%)
    55,394   Buckle, Inc.                                                               $    2,142
    78,500   Chico's FAS, Inc.                                                               1,203
    69,800   Express, Inc.*                                                                  1,124
                                                                                        ----------
                                                                                             4,469
                                                                                        ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (1.2%)
   127,950   Coach, Inc.                                                                     6,312
    90,500   Hanesbrands, Inc.*                                                              2,717
    25,000   Polo Ralph Lauren Corp.                                                         3,608
    50,300   True Religion Apparel, Inc.                                                     1,320
                                                                                        ----------
                                                                                            13,957
                                                                                        ----------
             AUTOMOTIVE RETAIL (0.3%)
    49,400   Advance Auto Parts, Inc.                                                        3,465
                                                                                        ----------
             BROADCASTING (0.4%)
   134,715   CBS Corp. "B"                                                                   4,508
                                                                                        ----------
             CABLE & SATELLITE (0.7%)
   241,500   Comcast Corp. "A"                                                               7,861
                                                                                        ----------
             CASINOS & GAMING (0.4%)
   180,300   International Game Technology                                                   2,041
    55,500   Las Vegas Sands Corp.                                                           2,021
                                                                                        ----------
                                                                                             4,062
                                                                                        ----------
             COMPUTER & ELECTRONICS RETAIL (0.1%)
    44,800   Rent-A-Center, Inc.                                                             1,593
                                                                                        ----------
             DEPARTMENT STORES (0.4%)
   111,800   Macy's, Inc.                                                                    4,007
    16,275   Nordstrom, Inc.                                                                   881
                                                                                        ----------
                                                                                             4,888
                                                                                        ----------
             EDUCATION SERVICES (0.2%)
    56,750   ITT Educational Services, Inc.*                                                 2,203
                                                                                        ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             GENERAL MERCHANDISE STORES (0.4%)
    47,495   Dollar General Corp.*                                                      $    2,423
    44,500   Target Corp.                                                                    2,699
                                                                                        ----------
                                                                                             5,122
                                                                                        ----------
             HOME IMPROVEMENT RETAIL (0.7%)
    52,393   Home Depot, Inc.                                                                2,734
   206,480   Lowe's Companies, Inc.                                                          5,238
                                                                                        ----------
                                                                                             7,972
                                                                                        ----------
             HOMEBUILDING (0.3%)
   204,300   D.R. Horton, Inc.                                                               3,602
                                                                                        ----------
             HOMEFURNISHING RETAIL (0.1%)
    23,600   Bed Bath & Beyond, Inc.*                                                        1,438
                                                                                        ----------
             HOTELS, RESORTS & CRUISE LINES (0.5%)
    94,400   Carnival Corp.                                                                  3,142
   101,900   Royal Caribbean Cruises Ltd.                                                    2,545
                                                                                        ----------
                                                                                             5,687
                                                                                        ----------
             HOUSEWARES & SPECIALTIES (0.1%)
    28,500   Newell Rubbermaid, Inc.                                                           503
                                                                                        ----------
             INTERNET RETAIL (2.5%)
    85,986   Amazon.com, Inc.*                                                              20,061
   206,113   Blue Nile, Inc.*                                                                5,293
   142,703   HomeAway, Inc.*                                                                 3,276
                                                                                        ----------
                                                                                            28,630
                                                                                        ----------
             LEISURE PRODUCTS (0.3%)
    59,100   Hasbro, Inc.                                                                    2,117
    41,420   Mattel, Inc.                                                                    1,457
                                                                                        ----------
                                                                                             3,574
                                                                                        ----------
             MOVIES & ENTERTAINMENT (1.1%)
   196,300   Time Warner, Inc.                                                               7,679
   110,600   Viacom, Inc. "B"                                                                5,166
                                                                                        ----------
                                                                                            12,845
                                                                                        ----------
             RESTAURANTS (0.4%)
   111,650   Starbucks Corp.                                                                 5,056
                                                                                        ----------
             SPECIALIZED CONSUMER SERVICES (0.0%)
    38,700   Service Corp. International                                                       497
                                                                                        ----------
             Total Consumer Discretionary                                                  121,932
                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (6.7%)
             -----------------------
             BREWERS (0.4%)
    95,777   SABMiller plc ADR                                                          $    4,159
                                                                                        ----------
             DISTILLERS & VINTNERS (0.1%)
    13,000   Diageo plc ADR                                                                  1,390
                                                                                        ----------
             DRUG RETAIL (0.6%)
    47,500   CVS Caremark Corp.                                                              2,149
   141,495   Walgreen Co.                                                                    5,145
                                                                                        ----------
                                                                                             7,294
                                                                                        ----------
             HOUSEHOLD PRODUCTS (1.5%)
    46,257   Clorox Co.                                                                      3,363
    59,700   Colgate-Palmolive Co.                                                           6,410
   111,081   Procter & Gamble Co.                                                            7,169
                                                                                        ----------
                                                                                            16,942
                                                                                        ----------
             HYPERMARKETS & SUPER CENTERS (0.2%)
    27,800   Wal-Mart Stores, Inc.                                                           2,069
                                                                                        ----------
             PACKAGED FOODS & MEAT (0.8%)
   748,588   Danone S.A. ADR                                                                 9,095
    37,900   Green Mountain Coffee Roasters, Inc.*                                             692
                                                                                        ----------
                                                                                             9,787
                                                                                        ----------
             PERSONAL PRODUCTS (0.1%)
    24,600   Herbalife Ltd.                                                                  1,350
                                                                                        ----------
             SOFT DRINKS (0.5%)
    27,089   Coca-Cola Co.                                                                   2,189
    54,080   PepsiCo, Inc.                                                                   3,933
                                                                                        ----------
                                                                                             6,122
                                                                                        ----------
             TOBACCO (2.5%)
   127,000   Altria Group, Inc.                                                              4,568
    23,700   Imperial Tobacco Group plc ADR                                                  1,844
    24,400   Lorillard, Inc.                                                                 3,139
   172,420   Philip Morris International, Inc.                                              15,766
    71,500   Reynolds American, Inc.                                                         3,308
                                                                                        ----------
                                                                                            28,625
                                                                                        ----------
             Total Consumer Staples                                                         77,738
                                                                                        ----------
             ENERGY (9.8%)
             -------------
             COAL & CONSUMABLE FUELS (0.2%)
   100,400   Peabody Energy Corp.                                                            2,096
                                                                                        ----------

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             INTEGRATED OIL & GAS (2.7%)
    93,735   BP plc ADR                                                                 $    3,740
    12,300   Chevron Corp.                                                                   1,348
   167,090   Exxon Mobil Corp.                                                              14,512
   109,600   Hess Corp.                                                                      5,169
    33,800   Murphy Oil Corp.                                                                1,814
    46,500   Occidental Petroleum Corp.                                                      4,047
    21,775   Petroleo Brasileiro S.A. ADR                                                      427
                                                                                        ----------
                                                                                            31,057
                                                                                        ----------
             OIL & GAS DRILLING (1.4%)
    38,600   Atwood Oceanics, Inc.*                                                          1,719
   290,525   Noble Corp.*                                                                   10,749
    83,400   SeaDrill Ltd.                                                                   3,235
                                                                                        ----------
                                                                                            15,703
                                                                                        ----------
             OIL & GAS EQUIPMENT & SERVICES (2.2%)
   110,400   Baker Hughes, Inc.                                                              5,114
    29,800   Cameron International Corp.*                                                    1,498
   141,400   Halliburton Co.                                                                 4,685
   429,500   McDermott International, Inc.*                                                  5,025
   131,213   Schlumberger Ltd.                                                               9,350
                                                                                        ----------
                                                                                            25,672
                                                                                        ----------
             OIL & GAS EXPLORATION & PRODUCTION (2.9%)
    41,860   Anadarko Petroleum Corp.                                                        2,907
   102,600   Cabot Oil & Gas Corp.                                                           4,329
    21,765   Cobalt International Energy, Inc.*                                                546
    62,200   ConocoPhillips                                                                  3,386
    60,700   EOG Resources, Inc.                                                             5,949
    75,900   EQT Corp.                                                                       4,281
   101,500   Marathon Oil Corp.                                                              2,687
    55,800   Newfield Exploration Co.*                                                       1,703
    29,800   Southwestern Energy Co.*                                                          991
   134,000   Ultra Petroleum Corp.*                                                          3,184
    83,400   Whiting Petroleum Corp.*                                                        3,369
                                                                                        ----------
                                                                                            33,332
                                                                                        ----------
             OIL & GAS REFINING & MARKETING (0.1%)
    43,900   Phillips 66 Co.                                                                 1,651
                                                                                        ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
   120,750   Spectra Energy Corp.                                                            3,706
                                                                                        ----------
             Total Energy                                                                  113,217
                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             FINANCIALS (17.7%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (3.0%)
    95,865   Ameriprise Financial, Inc.                                                 $    4,958
    29,914   Franklin Resources, Inc.                                                        3,439
   224,000   Invesco Ltd.                                                                    4,957
   154,564   Legg Mason, Inc.                                                                3,790
   585,063   SEI Investments Co.                                                            12,392
    61,800   State Street Corp.                                                              2,495
    91,400   Waddell & Reed Financial, Inc. "A"                                              2,659
                                                                                        ----------
                                                                                            34,690
                                                                                        ----------
             CONSUMER FINANCE (2.6%)
   181,847   American Express Co.                                                           10,495
   131,700   Capital One Financial Corp.                                                     7,440
   183,880   Discover Financial Services                                                     6,612
   325,600   SLM Corp.                                                                       5,206
                                                                                        ----------
                                                                                            29,753
                                                                                        ----------
             DIVERSIFIED BANKS (2.4%)
   222,800   U.S. Bancorp                                                                    7,464
   585,990   Wells Fargo & Co.                                                              19,812
                                                                                        ----------
                                                                                            27,276
                                                                                        ----------
             INSURANCE BROKERS (0.2%)
    78,400   Willis Group Holdings Ltd. plc                                                  2,899
                                                                                        ----------
             INVESTMENT BANKING & BROKERAGE (1.6%)
     7,600   Goldman Sachs Group, Inc.                                                         767
   270,190   Greenhill & Co., Inc.                                                          10,732
   488,800   Morgan Stanley                                                                  6,677
                                                                                        ----------
                                                                                            18,176
                                                                                        ----------
             LIFE & HEALTH INSURANCE (1.5%)
   177,965   AFLAC, Inc.                                                                     7,791
   209,200   Lincoln National Corp.                                                          4,195
   157,000   MetLife, Inc.                                                                   4,831
                                                                                        ----------
                                                                                            16,817
                                                                                        ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (2.7%)
   239,100   Bank of America Corp.                                                           1,755
   495,410   Citigroup, Inc.                                                                13,440
   438,560   JPMorgan Chase & Co.                                                           15,788
                                                                                        ----------
                                                                                            30,983
                                                                                        ----------
             PROPERTY & CASUALTY INSURANCE (0.5%)
   165,912   Assured Guaranty Ltd.                                                           1,988
    24,600   Chubb Corp.                                                                     1,788

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
   111,180   XL Group plc                                                               $    2,296
                                                                                        ----------
                                                                                             6,072
                                                                                        ----------
             REGIONAL BANKS (0.6%)
   225,300   Fifth Third Bancorp                                                             3,113
    68,980   PNC Financial Services Group, Inc.                                              4,077
                                                                                        ----------
                                                                                             7,190
                                                                                        ----------
             REITs - MORTGAGE (0.7%)
   193,600   American Capital Agency Corp.                                                   6,803
    91,000   Annaly Capital Management, Inc.                                                 1,586
                                                                                        ----------
                                                                                             8,389
                                                                                        ----------
             REITs - OFFICE (0.4%)
    62,200   Digital Realty Trust, Inc.                                                      4,856
                                                                                        ----------
             REITs - RESIDENTIAL (0.3%)
    19,600   Essex Property Trust, Inc.                                                      3,084
                                                                                        ----------
             SPECIALIZED FINANCE (1.0%)
    84,000   CME Group, Inc.                                                                 4,377
   227,163   MSCI, Inc. "A"*                                                                 7,531
                                                                                        ----------
                                                                                            11,908
                                                                                        ----------
             THRIFTS & MORTGAGE FINANCE (0.2%)
   219,800   New York Community Bancorp, Inc.                                                2,853
                                                                                        ----------
             Total Financials                                                              204,946
                                                                                        ----------
             HEALTH CARE (14.0%)
             -------------------
             BIOTECHNOLOGY (2.2%)
   135,200   Acorda Therapeutics, Inc.*                                                      3,254
    23,700   Alexion Pharmaceuticals, Inc.*                                                  2,485
   107,000   Alnylam Pharmaceuticals, Inc.*                                                  2,000
   105,842   Amgen, Inc.                                                                     8,743
    61,300   Cubist Pharmaceuticals, Inc.*                                                   2,640
   120,400   Gilead Sciences, Inc.*                                                          6,541
                                                                                        ----------
                                                                                            25,663
                                                                                        ----------
             HEALTH CARE DISTRIBUTORS (0.4%)
   108,815   Cardinal Health, Inc.                                                           4,689
                                                                                        ----------
             HEALTH CARE EQUIPMENT (3.2%)
   163,900   Baxter International, Inc.                                                      9,590
    47,280   Covidien plc                                                                    2,642
   318,173   Medtronic, Inc.                                                                12,542
   111,140   St. Jude Medical, Inc.                                                          4,152
   146,123   Zimmer Holdings, Inc.                                                           8,611
                                                                                        ----------
                                                                                            37,537
                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             HEALTH CARE FACILITIES (0.5%)
   159,800   HCA Holdings, Inc.                                                         $    4,232
    35,400   Universal Health Services, Inc. "B"                                             1,383
                                                                                        ----------
                                                                                             5,615
                                                                                        ----------
             HEALTH CARE SERVICES (0.3%)
    95,100   Omnicare, Inc.                                                                  2,987
                                                                                        ----------
             LIFE SCIENCES TOOLS & SERVICES (0.6%)
    36,100   Agilent Technologies, Inc.                                                      1,382
    33,600   Bio-Rad Laboratories, Inc. "A"*                                                 3,233
    92,700   Bruker Corp.*                                                                   1,096
    12,500   Waters Corp.*                                                                     968
                                                                                        ----------
                                                                                             6,679
                                                                                        ----------
             MANAGED HEALTH CARE (2.1%)
    77,000   Centene Corp.*                                                                  2,929
   137,645   CIGNA Corp.                                                                     5,544
    81,300   Coventry Health Care, Inc.                                                      2,710
   144,100   UnitedHealth Group, Inc.                                                        7,362
   106,028   WellPoint, Inc.                                                                 5,650
                                                                                        ----------
                                                                                            24,195
                                                                                        ----------
             PHARMACEUTICALS (4.7%)
    42,200   Allergan, Inc.                                                                  3,463
    92,135   Eli Lilly and Co.                                                               4,057
   170,100   Hospira, Inc.*                                                                  5,911
    55,500   Johnson & Johnson                                                               3,842
   351,108   Merck & Co., Inc.                                                              15,508
    15,800   Mylan, Inc.*                                                                      364
   124,856   Novartis AG ADR                                                                 7,319
   199,086   Pfizer, Inc.                                                                    4,786
    42,000   Sanofi ADR                                                                      1,707
   163,290   Teva Pharmaceutical Industries Ltd. ADR                                         6,677
    16,800   Watson Pharmaceuticals, Inc.*                                                   1,308
                                                                                        ----------
                                                                                            54,942
                                                                                        ----------
             Total Health Care                                                             162,307
                                                                                        ----------
             INDUSTRIALS (10.1%)
             -------------------
             AEROSPACE & DEFENSE (2.7%)
    13,300   BE Aerospace, Inc.*                                                               522
   145,625   Boeing Co.                                                                     10,763
         1   Engility Holdings, Inc.*                                                           --
    27,400   Exelis, Inc.                                                                      258
   128,700   General Dynamics Corp.                                                          8,165

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
    77,015   Honeywell International, Inc.                                              $    4,471
    41,000   L-3 Communications Holdings, Inc.                                               2,906
    69,400   Raytheon Co.                                                                    3,850
                                                                                        ----------
                                                                                            30,935
                                                                                        ----------
             AIR FREIGHT & LOGISTICS (1.5%)
   264,317   Expeditors International of Washington, Inc.                                    9,402
   100,478   United Parcel Service, Inc. "B"                                                 7,597
                                                                                        ----------
                                                                                            16,999
                                                                                        ----------
             BUILDING PRODUCTS (0.2%)
   195,900   Masco Corp.                                                                     2,357
                                                                                        ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
    66,500   Joy Global, Inc.                                                                3,454
                                                                                        ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
    47,190   Belden, Inc.                                                                    1,516
    41,800   Emerson Electric Co.                                                            1,997
                                                                                        ----------
                                                                                             3,513
                                                                                        ----------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
    48,300   Manpower, Inc.                                                                  1,718
                                                                                        ----------
             INDUSTRIAL CONGLOMERATES (0.6%)
   339,810   General Electric Co.                                                            7,051
                                                                                        ----------
             INDUSTRIAL MACHINERY (2.4%)
    52,800   Eaton Corp.                                                                     2,315
    27,585   Flowserve Corp.                                                                 3,309
   232,200   Illinois Tool Works, Inc.                                                      12,618
     7,950   ITT Corp.                                                                         149
    35,500   Pentair, Inc.                                                                   1,556
    29,200   SPX Corp.                                                                       1,773
    89,200   Stanley Black & Decker, Inc.                                                    5,966
    31,600   Xylem, Inc.                                                                       758
                                                                                        ----------
                                                                                            28,444
                                                                                        ----------
             RAILROADS (0.7%)
   111,300   Norfolk Southern Corp.                                                          8,242
                                                                                        ----------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
    60,400   WESCO International, Inc.*                                                      3,365
                                                                                        ----------
             TRUCKING (1.0%)
   757,200   Hertz Global Holdings, Inc.*                                                    8,526
    72,600   Ryder System, Inc.                                                              2,863
                                                                                        ----------
                                                                                            11,389
                                                                                        ----------
             Total Industrials                                                             117,467
                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (22.9%)
             ------------------------------
             APPLICATION SOFTWARE (2.0%)
   285,000   Adobe Systems, Inc.*                                                       $    8,801
   195,539   Autodesk, Inc.*                                                                 6,633
    86,829   FactSet Research Systems, Inc.                                                  8,071
                                                                                        ----------
                                                                                            23,505
                                                                                        ----------
             COMMUNICATIONS EQUIPMENT (3.1%)
    32,200   Acme Packet, Inc.*                                                                510
   988,183   Cisco Systems, Inc.                                                            15,762
    96,000   JDS Uniphase Corp.*                                                               945
   333,400   Juniper Networks, Inc.*                                                         5,844
   214,201   QUALCOMM, Inc.                                                                 12,783
                                                                                        ----------
                                                                                            35,844
                                                                                        ----------
             COMPUTER HARDWARE (3.2%)
    58,445   Apple, Inc.*                                                                   35,696
    50,100   Hewlett-Packard Co.                                                               914
                                                                                        ----------
                                                                                            36,610
                                                                                        ----------
             COMPUTER STORAGE & PERIPHERALS (1.2%)
   136,510   EMC Corp.*                                                                      3,578
   163,500   NetApp, Inc.*                                                                   5,342
   133,000   SanDisk Corp.*                                                                  5,470
                                                                                        ----------
                                                                                            14,390
                                                                                        ----------
             DATA PROCESSING & OUTSOURCED SERVICES (2.1%)
    54,234   Automatic Data Processing, Inc.                                                 3,067
    74,400   Fidelity National Information Services, Inc.                                    2,339
    39,308   Global Payments, Inc.                                                           1,683
    79,885   Visa, Inc. "A"                                                                 10,311
   292,975   Western Union Co.                                                               5,107
    20,100   Wright Express Corp.*                                                           1,294
                                                                                        ----------
                                                                                            23,801
                                                                                        ----------
             ELECTRONIC MANUFACTURING SERVICES (0.2%)
   116,600   Molex, Inc.                                                                     2,929
                                                                                        ----------
             INTERNET SOFTWARE & SERVICES (3.5%)
    66,180   eBay, Inc.*                                                                     2,932
   271,873   Facebook, Inc. "A"*                                                             5,902
    29,376   Google, Inc. "A"*                                                              18,594
    33,215   IAC/InterActiveCorp.                                                            1,748
   315,220   VistaPrint N.V.*                                                               10,875
                                                                                        ----------
                                                                                            40,051
                                                                                        ----------

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             IT CONSULTING & OTHER SERVICES (0.8%)
   133,170   iGATE Corp.*                                                               $    2,117
    17,900   International Business Machines Corp.                                           3,508
   286,500   ServiceSource International*                                                    3,232
                                                                                        ----------
                                                                                             8,857
                                                                                        ----------
             SEMICONDUCTORS (3.1%)
    14,153   Altera Corp.                                                                      502
    62,564   Analog Devices, Inc.                                                            2,445
   275,220   Arm Holdings plc ADR                                                            7,150
   605,700   Atmel Corp.*                                                                    3,549
    79,500   Avago Technologies Ltd.                                                         2,942
   136,500   Freescale Semiconductor Ltd.*                                                   1,457
    59,200   Intel Corp.                                                                     1,521
   330,000   Intersil Corp. "A"                                                              3,039
    39,076   Linear Technology Corp.                                                         1,260
    62,800   Microchip Technology, Inc.                                                      2,096
   638,500   Micron Technology, Inc.*                                                        3,965
   159,400   Skyworks Solutions, Inc.*                                                       4,612
    73,100   Texas Instruments, Inc.                                                         1,991
                                                                                        ----------
                                                                                            36,529
                                                                                        ----------
             SYSTEMS SOFTWARE (3.5%)
   105,300   CA, Inc.                                                                        2,535
    27,400   Check Point Software Technologies Ltd.*                                         1,331
   462,827   Microsoft Corp.                                                                13,639
   532,216   Oracle Corp.                                                                   16,073
   414,400   Symantec Corp.*                                                                 6,527
                                                                                        ----------
                                                                                            40,105
                                                                                        ----------
             TECHNOLOGY DISTRIBUTORS (0.2%)
    65,700   Arrow Electronics, Inc.*                                                        2,217
                                                                                        ----------
             Total Information Technology                                                  264,838
                                                                                        ----------
             MATERIALS (2.2%)
             ----------------
             DIVERSIFIED CHEMICALS (0.5%)
   203,800   Dow Chemical Co.                                                                5,865
                                                                                        ----------
             DIVERSIFIED METALS & MINING (0.3%)
    53,102   Compass Minerals International, Inc.                                            3,842
                                                                                        ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    12,700   Agrium, Inc.                                                                    1,206
                                                                                        ----------
             GOLD (0.2%)
    84,005   Barrick Gold Corp.                                                              2,762
                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             PAPER PACKAGING (0.2%)
    71,100   Sonoco Products Co.                                                        $    2,155
                                                                                        ----------
             PAPER PRODUCTS (0.3%)
    85,500   International Paper Co.                                                         2,805
                                                                                        ----------
             SPECIALTY CHEMICALS (0.6%)
   177,500   Celanese Corp. "A"                                                              6,768
                                                                                        ----------
             Total Materials                                                                25,403
                                                                                        ----------
             TELECOMMUNICATION SERVICES (2.0%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   286,510   AT&T, Inc.                                                                     10,865
    70,500   Verizon Communications, Inc.                                                    3,182
                                                                                        ----------
                                                                                            14,047
                                                                                        ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.8%)
   548,500   MetroPCS Communications, Inc.*                                                  4,805
   322,400   NII Holdings, Inc.                                                              2,176
    90,000   Vodafone Group plc ADR                                                          2,587
                                                                                        ----------
                                                                                             9,568
                                                                                        ----------
             Total Telecommunication Services                                               23,615
                                                                                        ----------
             UTILITIES (2.6%)
             ----------------
             ELECTRIC UTILITIES (1.4%)
   101,100   Edison International                                                            4,669
    27,300   Entergy Corp.                                                                   1,984
   102,185   NextEra Energy, Inc.                                                            7,245
    45,700   Pinnacle West Capital Corp.                                                     2,447
                                                                                        ----------
                                                                                            16,345
                                                                                        ----------
             GAS UTILITIES (0.1%)
    34,200   ONEOK, Inc.                                                                     1,522
                                                                                        ----------
             MULTI-UTILITIES (1.1%)
   132,000   CenterPoint Energy, Inc.                                                        2,780
    25,700   Dominion Resources, Inc.                                                        1,396
    19,700   National Grid plc ADR                                                           1,022
   101,800   PG&E Corp.                                                                      4,699
    84,300   Xcel Energy, Inc.                                                               2,470
                                                                                        ----------
                                                                                            12,367
                                                                                        ----------
             Total Utilities                                                                30,234
                                                                                        ----------
             Total Common Stocks (cost: $1,012,476)                                      1,141,697
                                                                                        ----------

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF SHARES    SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS (0.3%)
    17,200   MidCap SPDR Trust Series 1 (cost: $2,332)                                  $    2,946
                                                                                        ----------
             Total Equity Securities (cost: $1,014,808)                                  1,144,643
                                                                                        ----------

             MONEY MARKET INSTRUMENTS (1.2%)

             MONEY MARKET FUNDS (1.2%)
14,554,899   State Street Institutional Liquid Reserve Fund, 0.19%(a) (cost: $14,555)       14,555
                                                                                        ----------

             TOTAL INVESTMENTS (COST: $1,029,363)                                       $1,159,198
                                                                                        ==========

--------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS          INPUTS         TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                       $1,141,697                  $-              $-    $1,141,697
  Exchange-Traded Funds                    2,946                   -               -         2,946
Money Market Instruments:
  Money Market Funds                      14,555                   -               -        14,555
--------------------------------------------------------------------------------------------------
Total                                 $1,159,198                  $-              $-    $1,159,198
--------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------
                                                                  COMMON STOCKS
-------------------------------------------------------------------------------
Balance as of July 31, 2011                                               $ 280
Purchases                                                                     -
Sales                                                                       (20)
Transfers into Level 3                                                        -
Transfers out of Level 3                                                      -
Net realized gain (loss)                                                   (578)
Change in net unrealized appreciation/depreciation of investments           318
-------------------------------------------------------------------------------
Balance as of July 31, 2012                                               $   -
-------------------------------------------------------------------------------

For the period of August 1, 2011, through July 31, 2012, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.0% of net assets at July 31, 2012.

  The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

  REIT  Real estate investment trust

o SPECIFIC NOTES

  (a) Rate represents the money market fund annualized seven-day yield at July 31, 2012.

   *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2012

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,029,363)       $1,159,198
   Receivables:
      Capital shares sold                                                       502
      USAA Asset Management Company (Note 7D)                                     4
      Dividends and interest                                                    911
      Securities sold                                                         7,338
                                                                         ----------
         Total assets                                                     1,167,953
                                                                         ----------
LIABILITIES
   Payables:
      Securities purchased                                                    7,744
      Capital shares redeemed                                                   703
   Accrued management fees                                                      583
   Accrued transfer agent's fees                                                 52
   Other accrued expenses and payables                                          108
                                                                         ----------
         Total liabilities                                                    9,190
                                                                         ----------
            Net assets applicable to capital shares outstanding          $1,158,763
                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                       $1,231,937
   Accumulated undistributed net investment income                              505
   Accumulated net realized loss on investments                            (203,514)
   Net unrealized appreciation of investments                               129,835
                                                                         ----------
            Net assets applicable to capital shares outstanding          $1,158,763
                                                                         ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,152,540/74,628 shares outstanding)   $    15.44
                                                                         ==========
      Adviser Shares (net assets of $6,223/404 shares outstanding)       $    15.42
                                                                         ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $121)                     $21,758
   Interest                                                                   38
   Securities lending (net)                                                   47
                                                                         -------
      Total income                                                        21,843
                                                                         -------
EXPENSES
   Management fees                                                         6,623
   Administration and servicing fees:
      Fund Shares                                                          1,681
      Adviser Shares                                                           9
   Transfer agent's fees:
      Fund Shares                                                          2,464
   Distribution and service fees (Note 7F):
      Adviser Shares                                                          15
   Custody and accounting fees:
      Fund Shares                                                            216
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                            131
   Shareholder reporting fees:
      Fund Shares                                                             74
   Trustees' fees                                                             13
   Registration fees:
      Fund Shares                                                             32
      Adviser Shares                                                          24
   Professional fees                                                         109
   Other                                                                      25
                                                                         -------
         Total expenses                                                   11,417
   Expenses paid indirectly:
      Fund Shares                                                            (10)
   Expenses reimbursed:
      Adviser Shares                                                          (8)
                                                                         -------
         Net expenses                                                     11,399
                                                                         -------
NET INVESTMENT INCOME                                                     10,444
                                                                         -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                      29,070
   Change in net unrealized appreciation/depreciation                    (13,347)
                                                                         -------
         Net realized and unrealized gain                                 15,723
                                                                         -------
   Increase in net assets resulting from operations                      $26,167
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                       2012          2011
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $   10,444    $    8,158
   Net realized gain on investments                                  29,070        66,719
   Change in net unrealized appreciation/depreciation
      of investments                                                (13,347)       99,460
                                                                 ------------------------
      Increase in net assets resulting from operations               26,167       174,337
                                                                 ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                   (10,420)       (7,886)
      Adviser Shares*                                                   (41)          (29)
                                                                 ------------------------
      Distributions to shareholders                                 (10,461)       (7,915)
                                                                 ------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                      (16,286)      (43,412)
   Adviser Shares*                                                       (7)        5,107
                                                                 ------------------------
      Total net decrease in net assets from capital
         share transactions                                         (16,293)      (38,305)
                                                                 ------------------------
   Net increase (decrease) in net assets                               (587)      128,117

NET ASSETS
   Beginning of year                                              1,159,350     1,031,233
                                                                 ------------------------
   End of year                                                   $1,158,763    $1,159,350
                                                                 ========================
Accumulated undistributed net investment income:
   End of year                                                   $      505    $      556
                                                                 ========================

*Adviser Shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

The Fund has two classes of shares: Growth & Income Fund Shares (Fund Shares) and Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and one of the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

        an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

    the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2012, brokerage commission recapture credits and custodian and other bank credits reduced the Fund Shares' and Adviser Shares' expenses by $10,000 and less than $500, respectively.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2012, the Fund paid CAPCO facility fees of $7,000, which represents 2.2% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital and REIT return of capital adjustments resulted in reclassifications to the statement of assets

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $34,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2012, and 2011, was as follows:

                                                   2012                 2011
                                               --------------------------------
Ordinary income*                               $10,461,000           $7,915,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $     336,000
Accumulated capital and other losses                              (192,092,000)
Unrealized appreciation of investments                             118,583,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

For the year ended July 31, 2012, the Fund utilized pre-enactment capital loss carryforwards of $28,946,000, to offset capital gains. At July 31, 2012, the Fund had pre-enactment capital loss carryforwards of $192,092,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

 PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
------------------------------------------
 EXPIRES                         BALANCE
---------                     ------------
  2017                        $ 26,451,000
  2018                         165,641,000
                              ------------
                   Total      $192,092,000
                              ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2012, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2012, were $571,535,000 and $584,841,000, respectively.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

As of July 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $1,040,615,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2012, for federal income tax purposes, were $186,423,000 and $67,840,000, respectively, resulting in net unrealized appreciation of $118,583,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2012, the Fund received securities-lending income of $47,000, which is net of the 20% income retained by Citibank. As of July 31, 2012, the Fund had no securities out on loan.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2012, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                                   YEAR ENDED                     YEAR ENDED
                                                 JULY 31, 2012                  JULY 31, 2011
--------------------------------------------------------------------------------------------------
                                              SHARES        AMOUNT          SHARES         AMOUNT
                                             -----------------------------------------------------
FUND SHARES:
Shares sold                                   10,309      $ 154,239         10,358       $ 155,559
Shares issued from
  reinvested dividends                           699         10,245            519           7,751
Shares redeemed                              (12,060)      (180,770)       (14,166)       (206,722)
                                             -----------------------------------------------------
Net decrease from capital
  share transactions                          (1,052)     $ (16,286)        (3,289)      $ (43,412)
                                             =====================================================
ADVISER SHARES
  (INITIATED ON AUGUST 1, 2010):
Shares sold                                        3      $      45            407       $   5,153
Shares issued from
  reinvested dividends                             -*             1              -               -
Shares redeemed                                   (4)           (53)            (3)            (46)
                                             -----------------------------------------------------
Net increase (decrease) from
  capital share transactions                      (1)     $      (7)           404       $   5,107
                                             =====================================================

    *Represents less than 500 shares

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

    qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $6,623,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(136,000) and $(1,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.01)% and (0.01)%, respectively.

B. SUBADVISORY AGREEMENTS -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and UBS Global Asset Management (Americas) Inc. (UBS), under which Wellington Management, Loomis Sayles, BHMS, and UBS direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $490,000.

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $498,000.

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

    Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to BHMS, of $653,000.

    The Manager (not the Fund) pays UBS a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that UBS manages. For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to UBS, of $814,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended July 31, 2012, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,681,000 and $9,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2012, the Fund reimbursed the Manager $34,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2012, to limit the annual expenses of the Adviser Shares to 1.30% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    limitation arrangement may not be changed or terminated through December 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2012, the Adviser Shares incurred reimbursable expenses of $8,000, of which $4,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2012, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,464,000 and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2012, the Adviser Shares incurred distribution and service (12b-1) fees of $15,000.

G. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2012, USAA and its affiliates owned 398,000 shares, which represent 98.5% of the Adviser Shares and 0.5% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        YEAR ENDED JULY 31,
                                             -------------------------------------------------------------------------
                                                   2012             2011             2010           2009          2008
                                             -------------------------------------------------------------------------
Net asset value at beginning of period       $    15.24       $    13.06       $    11.35       $  14.86    $    19.26
                                             -------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                             .14              .11              .08            .11           .12
  Net realized and unrealized gain (loss)           .20             2.17             1.71          (3.51)        (1.80)
                                             -------------------------------------------------------------------------
Total from investment operations                    .34             2.28             1.79          (3.40)        (1.68)
                                             -------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.14)            (.10)            (.08)          (.11)         (.11)
  Realized capital gains                              -                -                -              -         (2.61)
                                             -------------------------------------------------------------------------
Total distributions                                (.14)            (.10)            (.08)          (.11)        (2.72)
                                             -------------------------------------------------------------------------
Net asset value at end of period             $    15.44       $    15.24       $    13.06       $  11.35    $    14.86
                                             =========================================================================
Total return (%)*                                  2.28            17.50            15.74(a)      (22.81)       (10.69)
Net assets at end of period (000)            $1,152,540       $1,153,199       $1,031,233       $927,126    $1,292,943
Ratios to average net assets:**
  Expenses (%)(b)                                  1.01              .98             1.04(a)        1.12          1.00
  Net investment income (%)                         .93              .72              .60            .99           .74
Portfolio turnover (%)                               51               52               91            100            83

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2012, average net assets were $1,120,367,000.
(a) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $167,000 for corrections in fees paid for the administration and servicing of certain accounts.The effect of this reimbursement on the Fund
    Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by
    0.02%. This decrease is excluded from the expense ratios above.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The
    Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                   (.00%)(+)        (.00%)(+)        (.00%)(+)      (.01%)        (.01%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED       PERIOD ENDED
                                                                       JULY 31,         JULY 31,***
                                                                         2012              2011
                                                                      -----------------------------
Net asset value at beginning of period                                 $15.22            $13.34
                                                                       ------------------------
Income from investment operations:
  Net investment income                                                   .10               .05
  Net realized and unrealized gain                                        .20              1.90
                                                                       ------------------------
Total from investment operations                                          .30              1.95
                                                                       ------------------------
Less distributions from:
  Net investment income                                                  (.10)             (.07)
                                                                       ------------------------
Net asset value at end of period                                       $15.42            $15.22
                                                                       ========================
Total return (%)*                                                        2.02             14.65
Net assets at end of period (000)                                      $6,223            $6,151
Ratios to average net assets:**
  Expenses (%)(b)                                                        1.30              1.30(a)
  Expenses, excluding reimbursements (%)(b)                              1.43              1.83(a)
  Net investment income (%)                                               .64               .35(a)
Portfolio turnover (%)                                                     51                52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2012, average net assets were $6,016,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

July 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2012, through July 31, 2012.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2012 -
                                       FEBRUARY 1, 2012        JULY 31, 2012          JULY 31, 2012
------------------------------------------------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,008.30                $5.04

Hypothetical
  (5% return before expenses)               1,000.00              1,019.84                 5.07

ADVISER SHARES
Actual                                      1,000.00              1,007.00                 6.49

Hypothetical
  (5% return before expenses)               1,000.00              1,018.40                 6.52

* Expenses are equal to the Fund's annualized expense ratio of 1.01% for Fund Shares and 1.30% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.83% for Fund Shares and 0.70% for Adviser Shares for the six-month period February 1, 2012, through July 31, 2012.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

ADVISORY AGREEMENTS

July 31, 2012

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                       ADVISORY AGREEMENTS |  55

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2011, and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2011. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one- and three-year periods ending December 31, 2011, and was in the bottom 50% of its performance universe for the five-year period ending December 31, 2011. The Board took into account management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to each Subadviser. As noted previously, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2011, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees*. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

* Effective August 1, 2012, Patrick Bannigan joined the Board of Trustees of the Trust.

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); Senior Vice President of USAA Financial Planning Services Agency, Inc. (FPS) (04/11-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PATRICK BANNIGAN(3, 4, 5, 6)
Trustee
Born: November 1965
Year of Election or Appointment: 2012

Director, Rx Matters Foundation, Inc. (12/11-present), a nonprofit foundation established to receive, obtain, and distribute medicines and other health care items to people in need; Director, All-In to Fight Cancer

================================================================================

64  | USAA GROWTH & INCOME FUND

================================================================================

(7/10-present), a nonprofit organization founded to educate and raise money in the effort to treat and find a cure for cancer; Senior Vice President and General Manager, RiverSource Investments (10/06-6/10). Mr. Bannigan brings to the Board extensive experience in the financial services industry, including experience as an officer of various mutual fund companies as well as over 23 years' mutual fund board-related experience.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors L.P. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
 (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President and Director of AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-01/12); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

66  | USAA GROWTH & INCOME FUND

================================================================================

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

TRUSTEES                                Daniel S. McNamara
                                        Robert L. Mason, Ph.D.
                                        Barbara B. Ostdiek, Ph.D.
                                        Michael F. Reimherr
                                        Paul L. McNamara
                                        Patrick Bannigan
--------------------------------------------------------------------------------
ADMINISTRATOR AND                       USAA Asset Management Company
INVESTMENT ADVISER                      P.O. Box 659453
                                        San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                         USAA Investment Management Company
DISTRIBUTOR                             P.O. Box 659453
                                        San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                          USAA Shareholder Account Services
                                        9800 Fredericksburg Road
                                        San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                           State Street Bank and Trust Company
ACCOUNTING AGENT                        P.O. Box 1713
                                        Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                             Ernst & Young LLP
REGISTERED PUBLIC                       100 West Houston St., Suite 1800
ACCOUNTING FIRM                         San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                             Under "My Accounts" on
SELF-SERVICE 24/7                       usaa.com select "Investments,"
AT USAA.COM                             then "Mutual Funds"

OR CALL                                 Under "Investments" view
(800) 531-USAA                          account balances, or click
        (8722)                          "I want to...," and select
                                        the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                  --------------
       9800 Fredericksburg Road                                 PRSRT STD
       San Antonio, TX 78288                                  U.S. Postage
                                                                  PAID
                                                                  USAA
                                                             --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on usaa.com select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    23431-0912                               (C)2012, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billedby the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2012 and 2011 were $391,388 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2012 and 2011 were $70,828 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2012 and 2011 were $384,984 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     9/27/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     10/1/2012
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     9/28/2012
         ------------------------------
*Print the name and title of each signing officer under his or her signature.